COMMITMENTS	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCY
23.	COMMITMENTS

(1)	Operating lease as lessee

The Company leases its facilities and offices under non-cancelable operating lease agreements. In addition, the Company pays telecommunications carriers and other service providers for telecommunications services and for hosting its servers at their internet data centers under non-cancelable agreements, which are treated as operating leases. These leases expire through 2027 and are renewable upon negotiation. Rental and bandwidth expenses under operating leases for 2016, 2017 and 2018 from continuing operations were $5,814, $5,793, and
$
8,269 respectively and from discontinued operations were $333, $ 133, and $48, respectively.

Future minimum lease payments under such non-cancellable leases as of December 31, 2018 are as follows:

2019	$5,735
2020	4,860
2021	1,840
2022	943
2023	332
2024 and thereafter	987

Total	$14,697

(2)	Future minimum principal payments related to the Company’s long-term debts as of December 31, 2018 are as follows:

2019	-
2020	35,000

Total	$35,000

(3)	Unconditional investment commitment

The Company was obligated to pay up to $1,736 and $nil for the acquisition of investments under various arrangements as of December 31, 2017 and 2018, respectively.

Contingencies

In August 2018, the Kaixin's Ji'nan Dealership received a notice from the local police regarding an investigation of the dealership’s premises. The Company believes the investigation is an isolated individual activity of the minority shareholder who holds 30% of the Ji’nan Dealership’s equity interest. Certain assets of the Ji’nan Dealership are not assessable pursuant to the investigation. In connection with these events, the Company determined that it is probable that it cannot enforce the realization of the inventory value and that suppliers to the Ji’nan Dealership are unable to fulfil the contract obligation by either delivering vehicles or returning money to the Company due to the ongoing investigation. As a result, the Company wrote off all inventory and advances to suppliers of the Ji’nan Dealership, which totalled US$5.7 million and US$16.1 million respectively during the year ended December 31, 2018. In addition, in November 2018, Kaixin agreed to transfer its equity interest in the Ji’nan Dealership and the related assets to an affiliate of the Company. Following the transfer, the Company closed the dealership. As a result of the above, the Company subsequently fully impaired the goodwill related to the Ji'nan Dealership. Refer to note 4. The Company does not believe that the above will have any other effect on its business or financial conditions.

Additionally, from time to time, the Company is subject to legal proceedings in the ordinary course of business. The Company does not believe that any currently pending legal or administrative proceeding to which the Company is a party will have a material effect on its business or financial condition.